Zygo Corporation appoints Gary K. Willis as interim Chief Executive Officer

Dr. Chris L. Koliopoulos Steps Down in Mutual Agreement with Board of Directors

MIDDLEFIELD, Conn., October 21, 2013 -- Zygo Corporation (Nasdaq:ZIGO) today announced that Dr. Chris L. Koliopoulos is stepping down as the Chairman of the Board, President and Chief Executive Officer effective immediately, following the mutual decision of Dr. Koliopoulos and Zygo’s board of directors. The Board has appointed director Gary K. Willis as interim Chief Executive Officer and Michael A. Kaufman as Chairman of the Board.

Mr. Willis has played a leadership role at Zygo in several capacities over the past three decades. He served as a director of Zygo from 1992 to 2000 and from 2009 to present, as Zygo’s Chairman of the Board from 1998 to 2000, as President in 1992 and as Chief Executive Officer of the Company from 1993 through 1999.

“The Board appreciates Dr. Koliopoulos’ service to Zygo and we wish him the best in his future endeavors,” said Carol Wallace, Chair of the Company’s Corporate Governance & Nominating Committee. “The Board of Directors is focused on achieving Zygo’s full potential for the benefit of our shareholders, and continuing to enhance Zygo’s leadership position in its markets. We believe that Mr. Willis has the requisite experience and leadership qualities to lead the company forward.

“It has been a privilege for me to work with many fine colleagues at Zygo” said Dr. Koliopoulos. “I am proud of Zygo’s many accomplishments, and look forward to its continued success.”

Forward Looking Statements

All statements other than statements of historical fact included in this news release regarding financial performance, condition and operations and the business strategy, plans, anticipated revenues, bookings, market acceptance, growth rates, market opportunities and objectives of management of the Company for future operations are forward-looking statements. Forward-looking statements provide management’s current expectations or plans for the future operating and financial performance of the Company based upon information currently available and assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan(s),” “strategy,” “project,” “should” and other words of similar meaning in connection with a discussion of current or future operating or financial performance. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are fluctuations in capital spending of our customers; fluctuations in revenues to our major customers; manufacturing and supply chain risks; risks of order cancellations, push-outs and de-bookings; dependence on timing and market acceptance of new product development; rapid technological and market change; risks in international operations; risks related to the integration of manufacturing facilities; risks related to any reorganization of our business; risks related to changes in management personnel; dependence on proprietary technology and key personnel; length of the revenue cycle; environmental regulations; investment portfolio returns; fluctuations in our stock price; the risk that anticipated growth opportunities may be smaller than anticipated or may not be realized; and risks related to business acquisitions. Zygo Corporation undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this news release except as required by law. Further information on potential factors that could affect Zygo Corporation’s business is described in our reports on file with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2013, filed with the Securities and Exchange Commission on September 13, 2013.

CONTACT: For Further Information Call:

Gary K. Willis

Interim Chief Executive Officer

Voice: 860-347-8506

inquire@zygo.com

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